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                                GUARANTY AGREEMENT

BORROWER:                                               LENDER:
Casino Resource Corporation of Tunisia, S.A.            SeaMar Ventures, L.L.C.
c/o Casino Resources Corporation                        606 Western Drive
707 Bienville Boulevard                                 Mobile, Alabama 36607
Ocean Springs, Mississippi 39564


GUARANTOR:
Casino Resource Corporation
707 Bienville Boulevard
Ocean Springs, Mississippi 39564


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     THIS GUARANTY AGREEMENT (this "Agreement"), dated as of August 29, 1997, is made by CASINO RESOURCE CORPORATION (the "Guarantor"), in favor of SEAMAR VENTURES, L.L.C. (the "Lender"), guaranteeing the Indebtedness (as hereinafter defined) of Casino Resource Corporation of Tunisia, S.A. (the "Borrower") pursuant to that certain Loan Agreement dated August 29, 1997 among the Guarantor, the Lender and the Borrower (as amended, supplemented or restated from time to time, the "Loan Agreement").

     Section 1. GUARANTY OF THE BORROWER'S INDEBTEDNESS. The Guarantor absolutely and unconditionally does hereby guarantee the prompt and punctual payment of all present and future indebtedness, amounts and liabilities of the Borrower to the Lender incurred pursuant to the Loan Agreement, liquidated or unliquidated, now existing or hereafter arising, in principal, interest, deferral and delinquency charges, costs and attorney's fees (collectively, the "Indebtedness"). The maximum amount of Indebtedness guaranteed hereby is three million dollars (the `9Amount Guaranteed"). It is acknowledged by the undersigned that the undersigned will benefit from the Loan to the Borrower, and in order to induce the Lender to make the Loan to the Borrower, has agreed to execute and deliver this guaranty with the understanding that doing so is a condition precedent to the Lender making the Loan to the Borrower.

     Section 2. JOINT AND SEVERAL LIABILITY. The Guarantor further agrees that its obligations and liabilities for the prompt and punctual payment, performance and satisfaction or purchase of all of the Borrower's Indebtedness shall be on a "joint and several" basis with the Borrower to the same degree and extent as if the Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of all of the Borrower 5 Indebtedness, but limited to the amount of the Borrower's Indebtedness guaranteed hereunder.

     Section 3. DURATION. This Agreement and the Guarantor's obligations and liabilities hereunder shall remain in full force and effect until such time as all of the Borrower's Indebtedness shall be paid, performed and/or satisfied in toll, in principal, interest, costs and attorney's fees, or the Guarantor has paid the Amount Guaranteed, whichever event occurs first.

     Section 4. DEFAULT BY THE BORROWER. Should an Event of Default (as defined in the Loan Agreement) occur, the Guarantor unconditionally and absolutely agrees to pay the unpaid amount of the Borrower's Indebtedness guaranteed hereunder. Such payment or payments shall be made immediately following written demand by the Lender at the Lender's address stated above. The Guarantor hereby waives notice of acceptance of this Agreement and of any Indebtedness to which it applies or may apply.

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The Guarantor further waives presentment and demand for payment of Borrower's
Indebtedness, notice of dishonor and of nonpayment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by the Lender in collection thereof, including any notice of default in payment thereof or other notice to or demand for payment thereof on any party.

     Section 5. THE GUARANTOR'S SUBORDINATION OF RIGHTS. If the Guarantor should for any reason advance or lend monies to the Borrower (whether or not such funds are used by the Borrower to make payment(s) under the Borrower's Indebtedness), make any payment(s) to the Lender or others for and on behalf of the Borrower under the Borrower's Indebtedness, and/or make any payment to the Lender in total or partial satisfaction of the Guarantor's obligations and liabilities under this. Agreement, the Guarantor hereby agrees that any and all rights that the Guarantor may have or acquire to collect from or to be reimbursed by the Borrower, whether the Guarantor's rights of collection or reimbursement arise by way of subrogation to the rights of the Lender or otherwise, shall in all respects, whether or not the Borrower is presently or subsequently becomes insolvent, be subordinate, inferior and junior to the rights of the Lender to collect and enforce payment, performance and satisfaction of the Borrower's then remaining indebtedness until such time as the Borrower's Indebtedness is fully paid and satisfied. In the event of the Borrower's insolvency or consequent liquidation of the Borrower's assets, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation or otherwise, the assets of the Borrower applicable to the payment of claims of both the Lender and the Guarantor shall be paid to the Lender and shall be first applied by the Lender to the Borrower's then remaining indebtedness. The Guarantor hereby assigns to the Lender all claims, which it may have or acquire against the Lender for full payment of the Borrower's Indebtedness guaranteed under this Agreement.

     Section 6. COVENANTS RELATING TO THE INDEBTEDNESS. The Guarantor farther agrees that the Lender may, at its sole option, at any time, and from time to time, without the consent of or notice to the Guarantor, or to any other party, and without incurring any responsibility to the Guarantor or to any other party, and without impairing or releasing the obligations of the Guarantor under this Agreement:

     A. Discharge or release any party (including, but not limited to, the Borrower) who is or may be liable to the Lender for any of the Borrower's Indebtedness;

     B. Change the manner, place or terms of payment, or change or extend the time of payment of or renew, as often and for such periods as the Lender may determine, or alter, any of the Borrower's Indebtedness;

     C.   Settle or compromise any of the Borrower's Indebtedness;

     D. Apply any sums paid to any of the Borrower's Indebtedness, with such payments being applied in such priority or with such preferences as the Lender may determine in its sole discretion, regardless of what Indebtedness of the Borrower remain unpaid; provided that the Lender shall apply sums paid by the Guarantor under this Guaranty to the Amount Guaranteed;

     E. Take or accept any other security or guaranty for any or all of the Borrower's Indebtedness; and/or

     F. Enter into, deliver, modify, amend or waive compliance with, any instrument or arrangement evidencing, securing or otherwise affecting, all or any part of the Borrower's Indebtedness.

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     In addition, no course of dealing between the Lender and the Borrower, nor any failure or delay on the part of the Lender to exercise any of the lender's rights and remedies, or any other agreement or agreements by and between the Lender and the Borrower shall have the affect of impairing or releasing the Guarantor's obligations and liabilities to the Lender or of waiving any of the Lender's rights and remedies. Any partial exercise of any rights and remedies granted to the Lender shall furthermore not constitute a waiver of any of the Lender's other rights and remedies, it being the Guarantor's intent and agreement that the Lender's rights and remedies shall be cumulative in nature. The Guarantor further agrees that, should the Borrower default under any of the Borrower's Indebtedness, any waiver or forbearance on the part of the Lender to pursue the rights and remedies available to the Lender shall be binding upon the Lender only to the extent that the Lender specifically agrees to such waiver or forbearance in writing. A waiver or forbearance on the part of the Lender as to one default shall not constitute a waiver or forbearance as to any other default.

     Section 7. NO RELEASE OF THE GUARANTOR. The Guarantor's obligations and liabilities under this Agreement shall not be released, impaired, reduced (except to the extent that the Borrower's indebtedness is reduced or the Amount Guaranteed hereby is reduced) or otherwise affected by, and shall continue in full force and effect, notwithstanding the occurrence of any event, including, without limitation, any one or more of the following events:

     A. Insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, dissolution or lack of authority (whether corporate, partnership or trust) of the Borrower (or any person acting on the Borrower's behalf);

     B. Partial payment or payments of any amount due and/or outstanding under any of the Borrower's Indebtedness other than payments by the Guarantor to the Lender of the Amount Guaranteed hereunder;

     C. Any payment by the Borrower or any other party to the Lender is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or for any reason the Lender is required to refund such payment or pay such amount to the Borrower or to any other person; or

     D. Any dissolution of the Borrower or any sale, lease or transfer of all or any part of the Borrower's assets.

     This Agreement and the Guarantor's obligations and liabilities hereunder shall continue to be effective, and/or shall automatically and retroactively be reinstated if a release or discharge has occurred, as the case may be, if at any time any payment or part thereof to the Lender with respect to any of the Borrower's Indebtedness is rescinded or must otherwise be restored by the Lender pursuant to any insolvency, bankruptcy, reorganization, receivership or any other debt relief granted to the Borrower or to any other party. If the Lender must rescind or restore any payment received by the Lender in satisfaction of the Borrower's Indebtedness, any prior release or discharge from the terms of this Agreement given to the Guarantor shall be without effect, and this Agreement and the Guarantor's obligations and liabilities hereunder shall automatically be renewed or reinstated and shall remain in full force and effect to the same degree and extent as if such a release or discharge was never granted. It is the intention of the Lender and the Guarantor that the Guarantor's obligations and liabilities hereunder shall not be discharged except by the Borrower's and the Guarantor's full and complete performance of such obligations and liabilities and then only to the extent of such performance.

     Section 8. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants that the representations and warranties made by the Borrower and the Guarantor in the Loan Agreement are true and correct.

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     Section 9.     COVENANTS CONTAINED IN LOAN AGREEMENT. The Guarantor will
cause the Borrower at all times to comply with the affirmative and negative covenants imposed on the Borrower pursuant to the Loan Agreement.

     Section 10. ENFORCEMENT OF THE GUARANTOR'S INDEBTEDNESS AND LIABILITIES. The Guarantor agrees that following the occurrence of an Event of Default, should the Lender deem it necessary to file an appropriate collection action to enforce the Guarantor's obligations and liabilities under this Agreement, the Lender may commence such a civil action against the Guarantor without the necessity of first (i) attempting to collect the Borrower's Indebtedness from the Borrower or from any other guarantor, surety or endorser, whether through filing of suit or otherwise, or (ii) including the Borrower as an additional party defendant in such a collection action against the Guarantor. If the Lender should ever deem it necessary to refer this Agreement to an attorney-at-law for the purpose of enforcing the Guarantor's obligations and liabilities hereunder, or of protecting or preserving the Lender's rights hereunder, the Guarantor agrees to reimburse the Lender for the reasonable fees of such an attorney. The Guarantor additionally agrees that the Lender shall not be liable for failure to use diligence in the collection of any of the Borrower's Indebtedness or in creating, perfecting or preserving any security for any such Indebtedness.

     Section 11. ADDITIONAL DOCUMENTS. Upon the reasonable request of the Lender, the Guarantor will, at any time and from time to time, duly execute and deliver to the Lender any and all such further instruments and documents and supply such additional information as may be necessary or advisable in the opinion of the Lender to further evidence or perfect this Agreement.

     Section 12. CONSTRUCTION. The provisions of this Agreement shall be in addition to and cumulative of, and not in substitution, novation or discharge of any and all prior or contemporaneous guaranty or other agreements by the Guarantor in favor of the Lender or assigned to the Lender by others, all of which shall be construed as complementing each other. Nothing herein shall constitute a waiver of any notice requirement in the Borrower's favor, or any curative right provided in the Loan Agreement.

     Section 13. AMENDMENT. No amendment, modification, consent or waiver of any provision of this Agreement, and no consent to any departure by the Guarantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of the Lender, and then shall be effective only to the specific instance and for the specific purpose for which given.

     Section 14. SUCCESSORS AND ASSIGNS BOUND. The Guarantor's obligations and liabilities under this Agreement shall be binding upon the Guarantor's successors and assigns. The rights and remedies granted to the Lender under this Agreement shall also inure to the benefit of the Lender's successors and assigns, as well as to any and all subsequent holder or holders of any of the Borrower's Indebtedness subject to this Agreement.

     Section 15. CAPTION HEADINGS. Caption headings of the sections of this Agreement are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Agreement, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

     Section 16. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the substantive laws of the State of Mississippi.

     Section 17.    SEVERABILITY.   If any provision of this Agreement is held
to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Agreement shall be construed and enforceable as if the illegal, invalid or unenforceable

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provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

     Section 18. NOTICES. Any notice or demand which, by provision of this Agreement, is required or permitted to be given or served by the Lender to or on the Guarantor shall be deemed to have been sufficiently given and served for all purposes (if mailed) three calendar days after being deposited, postage prepaid, in the United States Mail, registered or certified mail, or (if delivered by express courier) one business day after being delivered to such courier, or (if delivered in person) the same day as delivery, in each case addressed (until another address is given in writing by the Guarantor to the Lender), at the address set forth above.

     Any notice or demand which, by provision of this Agreement, is required or permitted to be given or served by the Guarantor to or on the Lender shall be deemed to have been sufficiently given and served for all purposes (if mailed) three calendar days after being deposited, postage prepaid, in the United States Mail, registered or certified mail, or (if delivered by express courier) one business day after being delivered to such courier, or (if delivered in person) the same day as delivery, in each case addressed (until another address is given in writing by the Lender to the Guarantor) to the address set forth above.

     Section 19. WAIVER OF JURY TRIAL. THE GUARANTOR AND THE LENDER HEREBY WAIVE THE RIGHTS TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER AGAINST THE OTHER.

     Section 20. ACCEPTANCE. No formal acceptance by the Lender is necessary to make this Agreement effective.

     IN WITNESS WHEREOF, the Guarantor has executed this Agreement in favor of the Lender on the day, month and year first written above.


GUARANTOR:                         CASINO RESOURCE CORPORATION



                                   By:  /s/ John J. Pilger
                                       -----------------------------
                                        John J. Pilger
                                        President



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